AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1999
                                                        REGISTRATION NO. 2-80897


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
                            PRE-EFFECTIVE AMENDMENT NO.                     [_]
                           POST-EFFECTIVE AMENDMENT NO.25                   [X]
                                       AND
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]
                                 AMENDMENT NO. 30                           [X]
                        (Check appropriate box or boxes)


                                   ----------

                            THE PRUDENTIAL INDIVIDUAL
                            VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
        (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                   Copies to:


LEE D. AUGSBURGER                               CHRISTOPHER E. PALMER
ASSISTANT GENERAL COUNSEL                       SHEA & GARDNER
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA     1800 MASSACHUSETTS AVENUE, N.W.
751 BROAD STREET                                WASHINGTON, D.C. 20036
NEWARK, NEW JERSEY 07102-3777


It is proposed that this filing will become effective (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on April 30, 1999 pursuant to paragraph (b) of Rule 485
         (date)

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on___________pursuant to paragraph (a)(1) of Rule 485
        (date)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts
==============================================================================

                                    VARIABLE

                                   INVESTMENT

                                      PLAN

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


The Variable Investment Plan offers a wide variety of investment choices, including a fixed interest-rate option, a real estate variable investment option and 13 variable investment options that invest in the following mutual fund portfolios managed by Prudential:

                             CONSERVATIVE BALANCED

                                    PORTFOLIO

                            DIVERSIFIED BOND PORTFOLIO

                             EQUITY INCOME PORTFOLIO

                                EQUITY PORTFOLIO

                           FLEXIBLE MANAGED PORTFOLIO

                                GLOBAL PORTFOLIO

                           GOVERNMENT INCOME PORTFOLIO

                            HIGH YIELD BOND PORTFOLIO

                             MONEY MARKET PORTFOLIO

                           NATURAL RESOURCES PORTFOLIO

                          PRUDENTIAL JENNISON PORTFOLIO

                      SMALL CAPITALIZATION STOCK PORTFOLIO

                              STOCK INDEX PORTFOLIO






                                                                     MAY 1, 1999

Please read this prospectus before purchasing a Variable Investment Plan contract and keep it for future reference. Current prospectuses for each of the underlying mutual fund portfolios and the real estate investment option accompany this prospectus. These prospectuses contain important information about these investment options. Please read these prospectuses and keep them for reference.

To learn more about the Variable Investment Plan, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Variable Investment Plan SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 21 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777

Prudential Annuity Service Center
P.O. Box 14215
New Brunswick, New Jersey 08906

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE VARIABLE INVESTMENT PLAN IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                               [PRUDENTIAL LOGO]

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                TABLE OF CONTENTS


CAPTION                                 PAGE
-------                                 ----
GLOSSARY .............................. ii

SUMMARY ................................ 1

SUMMARY OF CONTRACT EXPENSES ........... 3

EXPENSE EXAMPLES ....................... 4

1. WHAT IS THE VARIABLE INVESTMENT
     PLAN VARIABLE ANNUITY? ............ 8
   Beneficiary.......................... 8
   Death Benefit........................ 8
   Short Term Cancellation Right or
     "Free Look" ....................... 9
   Other Contracts...................... 9


2. WHAT INVESTMENT OPTIONS
   CAN I CHOOSE?........................ 9
   Variable Investment Options ......... 9
   Fixed Interest-Rate Option.......... 10
   Transfers Among Options ............ 10
   Dollar Cost Averaging .............. 10
   Voting Rights ...................... 11
   Substitution ....................... 11
   Other Changes....................... 11

3. WHAT KIND OF PAYMENTS WILL I RECEIVE
     DURING THE INCOME PHASE?
    (ANNUITIZATION).................... 11
   Payment Provisions ................. 11
   Option 1: Life Annuity with 120
     Payments (10 Years) Certain....... 12
   Option 2: Interest Payment Option .. 12
   Option 3: Other Annuity Options .... 12

4. WHAT IS THE 1% BONUS?............... 12

5. HOW CAN I PURCHASE A VARIABLE INVESTMENT
     PLAN VARIABLE ANNUITY CONTRACT?... 12
   Purchase Payments .................. 12
   Allocation of Purchase Payments .... 12
   Calculating Contract Value ......... 13

CAPTION                                 PAGE
-------                                 ----
6. WHAT ARE THE EXPENSES ASSOCIATED WITH
   THE VARIABLE INVESTMENT PLAN
   VARIABLE ANNUITY CONTRACT?.......... 13
   Insurance Charges .................. 13
   Annual Contract Fee................. 13
   Withdrawal Charge .................. 14
   Bonus Recapture..................... 14
   Critical Care Access ............... 14
   Premium Taxes ...................... 14
   Company Taxes ...................... 14

7. HOW CAN I ACCESS MY MONEY? ......... 15
   Automated Withdrawals .............. 15
   Suspension of Payments or Transfers  15

8. WHAT ARE THE TAX CONSIDERATIONS
   ASSOCIATED WITH THE VARIABLE INVESTMENT
   PLAN VARIABLE ANNUITY CONTRACT?..... 15
   Taxes Payable by You................ 16
   Taxes on Annuity Payments........... 16
   Penalty Taxes on Withdrawals and
     Annuity Payments.................. 16
   Taxes Payable by Beneficiaries...... 16
   Withholding of Tax from
     Distributions..................... 17
   Annuity Qualification............... 17
   Changes in the Contract............. 17
   Additional Information.............. 17
   Taxes Paid by Prudential............ 17

9. OTHER INFORMATION .................. 18
   The Prudential Insurance Company
     of America........................ 18
   The Separate Account ............... 18
   The Real Property Account........... 18
   Sale of the Contract and Distributor 18
   Assignment ......................... 19
   Litigation.......................... 19
   Year 2000 Compliance................ 20
   Financial Statements................ 21
   Statement of Additional Information. 21
   Accumulation Unit Values ........... 22

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

ACCUMULATION PHASE. The period that begins with the contract date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.

BONUS. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."

BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE. This is the total value of your contract amount minus any applicable charges or fees.

CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER, OR YOU. The person entitled to the ownership rights under the contract.

CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the fixed interest rate option as of a particular date. This amount is referred to in your contract as the "contract fund."

DEATH BENEFIT. If the annuitant dies, the designated person(s), that is the beneficiary, will receive the total value of the contract , reduced proportionately by withdrawals, or, depending on the age of the annuitant, the total amount invested in the contract, whichever is greater.

FIXED INTEREST-RATE OPTION. An investment option that offers a fixed-rate of interest for a one year period.

INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

MUTUAL FUND INVESTMENT OPTION. When you choose a mutual fund investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the Separate Account. The division of the Separate Account is referred to in your contract as a subaccount.

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.

PRUDENTIAL ANNUITY SERVICE CENTER. P.O. Box 14215, New Brunswick, New Jersey, 08906. The phone number is 1-888-PRU-2888.

REAL PROPERTY ACCOUNT. One of your variable investment options. It is a separate account established by Prudential to invest, through a partnership, in income-producing real property.

SEPARATE ACCOUNT. Purchase payments allocated to the mutual fund investment options are held by Prudential in a separate account called the Prudential Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

TAX DEFERRAL. This is a way to increase your assets without currently being taxed. You do not generally pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTIONS. The mutual fund investment options and the Real Property Account.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

1.   WHAT IS THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

     This variable annuity contract, offered by Prudential, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 13 mutual fund investment options which are associated with portfolios of the Prudential Series Fund, Inc. ("Series Fund"). There is another variable investment option called the Variable Contract Real Property Account ("Real Property Account") and there is also a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

     The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate account. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

     The fixed interest-rate option offers an interest rate that is guaranteed to be not less than 3.0% per year. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.

     You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the mutual fund investment options, without a charge. There are certain restrictions on transfers involving the fixed interest-rate option and the Real Property Account.

     The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age and the payout option you selected.

     FREE LOOK. If you change your mind about owning the Variable Investment Plan contract, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS AFTER RECEIVING IT (or whatever time period is required in the state where the contract was issued).

     OTHER CONTRACTS. This prospectus describes the Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract which are no longer being offered. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the Statement of Additional Information.

2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?

     You can invest your money in any or all of the variable investment options that are described in the prospectuses located at the end of this prospectus:

                           THE PRUDENTIAL SERIES FUND

     The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as variable investment options.

                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                             Equity Income Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                          Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

     THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

     The Real Property Account is a separate account established by Prudential which, through a partnership, invests primarily in income-producing real property.

     Depending upon market conditions, you may earn or lose money in any of these variable investment options. The value of your contract will fluctuate depending upon the investment performance of the Series Fund portfolios and the Real Property Account. Performance information for the variable investment options is provided in the Accumulation Unit Values chart on page 22 and in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

     You can also put your money into the fixed interest-rate option.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)

     If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you may not be able to change your payment plan without receiving our prior consent.

4.   WHAT IS THE 1% BONUS?

     We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract years after the purchase payment.

5.   HOW CAN I PURCHASE A VARIABLE INVESTMENT PLAN ANNUITY CONTRACT?

     You can purchase this contract, under most circumstances, with a $1,000 initial purchase payment. You can add $100 or more at any time during the accumulation phase of the contract. Your financial professional can help you fill out the proper forms.

6.   WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN
     CONTRACT?

     The contract has insurance features and investment features, and there are costs related to each. Each year we deduct a $30 contract maintenance charge if your contract value is less than $10,000 on the contract anniversary. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the fixed interest-rate investment option.

     There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will charge your contract for the required premium tax charge which can currently range up to 5%.

     The mutual fund investment options also have their own expenses that apply to your investment. These annual expenses currently range from 0.37% to 0.86% of the average daily value of the mutual fund portfolio. The expenses of the Real Property Account investment option are substantially higher. See the Real Property Account prospectus located at the back of this prospectus for further information.

7.   HOW CAN I ACCESS MY MONEY?

     You may take money out at any time during the accumulation phase. Each contract year you may withdraw your earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your contract value may be subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract year, from the date that each purchase payment was made. After the eighth contract year, there is no charge for a withdrawal for that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN CONTRACT?

     Your earnings are not generally taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income.

9.   OTHER INFORMATION

     This contract is issued by The Prudential Insurance Company of America and sold by licensed representatives.

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

     The purpose of this summary is to help you to understand the costs you will pay for the Variable Investment Plan variable annuity contract. This summary includes the expenses of the mutual fund associated with the variable investment options but does not include any charge for premium taxes that might be applicable in your state. More detailed information can be found on page 13 under the section called, "What Are The Expenses Associated With The Variable Investment Plan Variable Annuity?" For more detailed expense information about the Series Fund and Real Property Account, please refer to the prospectuses located at the back of this prospectus.

      TRANSACTION EXPENSES         CONTRACT YEARS AFTER PURCHASE PAYMENT
-----------------------------  ------------------------------------------

       WITHDRAWAL CHARGE:      Year 0 ........ 8% plus return of 1% bonus
         (see Note 1 below)    Year 1 ........ 7% plus return of 1% bonus
                               Year 2 ........ 6% plus return of 1% bonus
                               Year 3 ........ 5% plus return of 1% bonus
                               Year 4 ........ 4% plus return of 1% bonus
                               Year 5 ........ 3% plus return of 1% bonus
                               Year 6 ........ 2% plus return of 1% bonus
                               Year 7......... 1% plus return of 1% bonus
                               After that .... 0%

                  ANNUAL CONTRACT FEE
                  AND FULL WITHDRAWAL FEE:..........................   $30.00
                  (See Note 2 below)

            ANNUAL ACCOUNT EXPENSES
            ------------------------------------------------------------------

               As a percentage of the average account value in the variable investment options.

                  MORTALITY AND EXPENSE RISK:.......................    1.20%

------------------------------------------------------------------------------

Note 1: Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year) without charge.

        There is no withdrawal charge on any withdrawals made under the Critical Care Access Option (see page 14). Surrender charges are also waived when a death benefit is paid.

Note 2: This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

ANNUAL VARIABLE INVESTMENT OPTION EXPENSES

--------------------------------------------------------------------------------
       As a percentage of each option's average daily net assets:

                                      INVESTMENT        OTHER          TOTAL
                                    MANAGEMENT FEE    EXPENSES       EXPENSES
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND

    Conservative Balanced Portfolio      0.55%          0.02%          0.57%
    Diversified Bond Portfolio           0.40%          0.02%          0.42%
    Equity Income Portfolio              0.40%          0.02%          0.42%
    Equity Portfolio                     0.45%          0.02%          0.47%
    Flexible Managed Portfolio           0.60%          0.01%          0.61%
    Global Portfolio                     0.75%          0.11%          0.86%
    Government Income Portfolio          0.40%          0.03%          0.43%
    High Yield Bond Portfolio            0.55%          0.03%          0.58%
    Money Market Portfolio               0.40%          0.01%          0.41%
    Natural Resources Portfolio          0.45%          0.04%          0.49%
    Prudential Jennison Portfolio        0.60%          0.03%          0.63%
    Small Capitalization Stock Portfolio 0.40%          0.07%          0.47%
    Stock Index Portfolio                0.35%          0.02%          0.37%
--------------------------------------------------------------------------------

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                EXPENSE EXAMPLES

------------------------------------------------------------------------------
These examples will help you compare the fees and expenses of the different variable investment options offered by the Variable Investment Plan. You can also use the examples to compare the cost of the Variable Investment Plan with other variable annuity contracts.
------------------------------------------------------------------------------

EXAMPLE 1- IF YOU WITHDRAW YOUR ASSETS OR ANNUITIZE

Example 1 assumes that you invest $1,000 in the Variable Investment Plan and that you allocate all of your assets to one of the variable investment options and withdraw all your assets or annuitize at the end of the time period indicated. (Certain annuity options will not be subject to withdrawal charges. See "What Kind of Payments Will I Receive During The Income Phase?".) The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                       1 YEAR     3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND

    Conservative Balanced Portfolio       $90       $ 99     $118      $212
    Diversified Bond Portfolio            $89       $ 94     $110      $196
    Equity Income Portfolio               $89       $ 94     $110      $196
    Equity Portfolio                      $89       $ 96     $113      $201
    Flexible Managed Portfolio            $91       $100     $120      $217
    Global Portfolio                      $93       $108     $133      $243
    Government Income Portfolio           $89       $ 95     $111      $197
    High Yield Bond Portfolio             $90       $ 99     $118      $213
    Money Market Portfolio                $89       $ 94     $110      $195
    Natural Resources Portfolio           $90       $ 96     $114      $204
    Prudential Jennison Portfolio         $91       $101     $121      $219
    Small Capitalization Stock Portfolio  $89       $ 96     $113      $201
    Stock Index Portfolio                 $88       $ 93     $107      $190
--------------------------------------------------------------------------------

Notes:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The charges shown in the 10 year column are the same for Example 1 and Example
2. This is because after 8 years we no longer deduct withdrawal charges when you make a withdrawal or when you begin the income phase of your contract.

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

EXAMPLE 2 - IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $1,000 in the Variable Investment Plan and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                     1 YEAR     3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
      THE PRUDENTIAL SERIES FUND

  Conservative Balanced Portfolio       $18       $57      $ 98      $212
  Diversified Bond Portfolio            $17       $52      $ 90      $196
  Equity Income Portfolio               $17       $52      $ 90      $196
  Equity Portfolio                      $17       $54      $ 93      $201
  Flexible Managed Portfolio            $19       $58      $100      $217
  Global Portfolio                      $21       $66      $113      $243
  Government Income Portfolio           $17       $53      $ 91      $197
  High Yield Bond Portfolio             $18       $57      $ 98      $213
  Money Market Portfolio                $17       $52      $ 90      $195
  Natural Resources Portfolio           $18       $54      $ 94      $204
  Prudential Jennison Portfolio         $19       $59      $101      $219
  Small Capitalization Stock Portfolio  $17       $54      $ 93      $201
  Stock Index Portfolio                 $16       $51      $ 87      $190
--------------------------------------------------------------------------------


These examples do not show past or future expenses. Actual expenses for a particular year may be more or less than those shown in the examples.

--------------------------------------------------------------------------------

Notes: (cont.) If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we will deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in the preceding calendar year and then dividing that number by the total assets allocated to the variable investment options shown in the examples.

Based on this calculation the annual contract fee is included as an annual charge of 0.02% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests for each variable investment option, appears under the caption "Other Information" in this prospectus beginning on Page 18 Premium taxes are not reflected in these examples. Premium taxes may apply depending on the state where you live.

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

1. WHAT IS THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

The Variable Investment Plan Variable Annuity is a contract between you, the owner, and us, the insurance company, The Prudential Insurance Company of America (Prudential, We or Us).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. The earliest annuity date you can choose is the date of your third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are generally not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

The Variable Investment Plan is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 14 variable investment options as well as a guaranteed fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the variable investment option(s) you have selected. Because the options fluctuate in value depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Variable Investment Plan also contains a guaranteed fixed interest-rate option. This option offers an interest rate that is guaranteed by us for one year and will always be at least 3% per year.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else and we agree to that designation. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much the payments are and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

BENEFICIARY
The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies. Your written request to change a beneficiary becomes effective when we approve it.

DEATH BENEFIT
If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner.

This is how the amount of the death benefit is calculated:

If the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the date we receive appropriate proof of death.

Here is an example of how the death benefit is calculated:

Suppose a contractowner had made purchase payments and was credited a bonus totaling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than 65, the death benefit

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the value of the contract.

Different rules may apply when co-annuitants are named. There are tax requirements that apply to distributions made as a result of an annuitant's death. See the Section 8, "What Are The Tax Considerations Associated with the Variable Investment Plan Variable Annuity Contract?" and the Statement of Additional Information for details.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"
If you change your mind about owning the Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required in the state where the contract was issued). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

 o  Your full purchase payment; or
 o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

OTHER CONTRACTS
This prospectus describes the Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract which are no longer offered. These earlier versions have some different features which include differences in:

 o  payout options;
 o  sales charges on withdrawals; and
 o  naming of an annuitant.

If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the Statement of Additional Information.

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

The contract gives you the choice of allocating your purchase payments to any one or more of the 14 variable investment options or a fixed interest-rate option. The variable investment options are invested in accounts which are managed by Prudential. There is a separate prospectus for the Prudential Series Fund and for the Real Property Account provided with this prospectus. YOU SHOULD READ THE PRUDENTIAL SERIES FUND AND/OR REAL PROPERTY ACCOUNT PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO THESE VARIABLE INVESTMENT OPTIONS.

VARIABLE INVESTMENT OPTIONS

The Prudential Series Fund, Inc.
--------------------------------
The Prudential Series Fund, Inc. is managed by Prudential through another company it owns called The Prudential Investment Corporation. The Prudential Investment Corporation manages each of the portfolios of the Prudential Series Fund except the Prudential Jennison Portfolio. For this portfolio, Prudential Investment Corporation oversees another company owned by Prudential called Jennison Associates Capital Corp. which provides the day to day investment advisory services.

Listed below are the Prudential Series Fund portfolios which are available as variable investment options. Each portfolio has a different investment objective.

 o  Conservative Balanced Portfolio
 o  Diversified Bond Portfolio
 o  Equity Income Portfolio
 o  Equity Portfolio
 o  Flexible Managed Portfolio
 o  Global Portfolio
 o  Government Income Portfolio
 o  High Yield Bond Portfolio

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

 o  Money Market Portfolio
 o  Natural Resources Portfolio
 o  Prudential Jennison Portfolio (domestic equity)
 o  Small Capitalization Stock Portfolio
 o  Stock Index Portfolio

The Prudential Variable Contract Real Property Account
------------------------------------------------------
The Real Property Account, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land and other real estate-related investments. The partnership is managed by Prudential.

FIXED INTEREST-RATE OPTION
We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will always be at least 3%. A new interest rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.

TRANSFERS AMONG OPTIONS
Up to four times each contract year, you can transfer money among the mutual fund investment options and from the mutual fund investment options to the fixed interest-rate option and the Real Property Account. We are not currently enforcing this limit, however, we may do so in the future if it becomes necessary due to excessive transfer activity. The minimum transfer amount is $300. You will need to get our consent if you want to make a transfer that is less than $300 or if making a transfer would reduce the value of the variable interest option to less than $300. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received.

YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE AND THE REAL PROPERTY ACCOUNT OPTIONS ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest rate option is limited to the greater of:

 o  25% of the amount allocated to the fixed interest rate option, or
 o  $2,000.

The maximum amount you may transfer from the Real Property Account is limited to the greater of:

 o  50% of the amount allocated to the Real Property Account, or
 o  $10,000.

DOLLAR COST AVERAGING
The Dollar Cost Averaging (DCA) feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

When you establish your DCA account with your first purchase payment, you must allocate either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.

Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the last calendar day of each month, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed each year. This feature is available only during the contract accumulation phase.

VOTING RIGHTS
Prudential is the legal owner of the mutual fund shares associated with the mutual fund investment options, however, we vote these shares according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and the shares that we own directly, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION
We may substitute one or more of the Series Fund portfolios used by the mutual fund investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

OTHER CHANGES
We may also make other changes to such things as the minimum amounts for purchases, transfers, and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

PAYMENT PROVISIONS
Under the terms of the currently offered contract the annuitant can begin receiving annuity payments any time after the third contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday (unless we agree to another date). Different provisions and payment options apply to certain previously offered contracts. See the discussion contained in the Statement of Additional Information for further details.

You may choose among the annuity options described below at any time before the annuity date. All of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. This other date must be after the third contract anniversary or the beginning of the month following the date we receive your request, whichever is later.

As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options these withdrawal charges will be waived.

If you have not selected an annuity option by your annuity date, the Interest Payment Option (Option 2, described below) will automatically be selected,

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

unless prohibited by applicable law. Application of contract value to Option 2 will generally be taxed as a surrender of the contract.

OPTION 1. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum unless the annuitant has specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3.5% a year.

OPTION 2. INTEREST PAYMENT OPTION
Under this option, you can choose to have us hold all or a portion of your contract assets in order to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual, or annual basis or you can allow the interest to accrue on your contract assets. If you have not selected an annuity option by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year.

OPTION 3. OTHER ANNUITY OPTIONS
We currently offer a variety of other annuity options not described above. At the time you choose to receive your annuity payments, we may make available to you any of the annuity options that are offered at your annuity date.

These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.

4. WHAT IS THE 1% BONUS?
During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate investment option.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within eight contract years of the time that purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a sales charge or if you make a withdrawal under the Critical Care Access Option.

5. HOW CAN I PURCHASE A VARIABLE INVESTMENT PLAN CONTRACT?

PURCHASE PAYMENTS
A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $1,000. You can make additional purchase payments of at least $100 or more at any time during the accumulation phase. You must get our prior approval for purchase payments of $2 million or more.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate option in whole percentages from 10% to 100%. The initial allocation to any investment option must be at least $300. The minimum subsequent allocation to a particular investment option must be at least 10% of your purchase payment. When you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We will credit these purchase payments to your contract as of the end of the business day on which the payment is received. Our business day closes when the New York Stock Exchange does, usually

                    VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

at 4:15 p.m. Eastern time. If, however, your first purchase payment is made and we do not have enough information to establish your contract, we may need to contact you to request the required information. If we are not able to get this information within five business days, we will either return your purchase payment to you or get your consent to continue holding it until we receive the necessary information.

CALCULATING CONTRACT VALUE
The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. Adding up the total amount of money allocated to a specific investment option;

     2. Subtracting from that amount insurance charges and any other charges such as taxes; and

     3. Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day. The Accumulation Unit Values chart on page 22 of this prospectus gives you more detailed information about the accumulation units of the mutual fund investment options.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year on that portion of the contract allocated to the fixed interest-rate option.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below. These charges are not assessed against amounts allocated to the fixed interest-rate option.

INSURANCE CHARGES
Each day, we make a deduction for insurance charges as follows:

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

ANNUAL CONTRACT FEE
During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year. This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings.

You will need to get our consent if you want to make a partial withdrawal that is less than $300 or, if by making a partial withdrawal, your contract value would be reduced to less than $300.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

Each contract year, you can withdraw earnings plus up to 10% of your total contract value (calculated as of the date of the first withdrawal made in that contract year), without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. During the first eight contract years following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.

The table below shows the withdrawal charges that would apply based on the number of contract years since the purchase payment was made.

Contract Years After Purchase Payment

      0 ................ 8%
      1 .... ........... 7%
      2 ................ 6%
      3 ................ 5%
      4 ................ 4%
      5 ................ 3%
      6 ................ 2%
      7 ................ 1%
      After that........ 0%

BONUS RECAPTURE

The bonus amount will be deducted from your contract value if you withdraw a purchase payment within eight contract years after the payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges would apply. If you make a withdrawal eight contract years or more after making the purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and still retain the bonus amount.

CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live), there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.

PREMIUM TAXES

Depending upon where you reside, it is possible that your annuity payments may be subject to taxation by federal, state or municipal agencies. We are responsible for the payment of these taxes and will make a deduction from the value of the contract to pay for them. Even though some of these taxes are due when the contract is issued and others are due when annuity payments begin, it is our current practice not to deduct these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5%. If, in the future, we are charged for additional taxes that are based upon purchase payments, that charge may be passed on to the contractowner.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We are not currently charging the separate account for company taxes. We will periodically review the issue of charging the separate account for company taxes and may impose such a charge in the future.

7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o    Making a withdrawal (either partial or complete); or

o    Electing to receive annuity payments during the income phase.

When you make a complete withdrawal, you will receive the value of your contract less any applicable charges and fees as of the day we receive your request at the Prudential Annuity Service Center in a form acceptable to us.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on which options you have selected. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract is reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can take is $300.

INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED
WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists during which sales of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

     4. The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN CONTRACT?

The following discussion covers annuity contracts owned by individuals. It does not cover annuity contracts held under tax-favored retirement plans or contracts held by other than individuals. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice.

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

TAXES PAYABLE BY YOU

Generally, annuity contracts issued to you by the same company (and affiliates) during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrenders

o If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

o If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes as surrendering your contract.

o If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

A lump sum payment taken in lieu of remaining annuity payments is not considered an annuity payment for tax purposes. Any such lump sum payment distributed to an annuitant would be taxable as ordinary income and may be subject to a penalty tax.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% penalty tax. Amounts are not subject to this penalty tax if:

o the amount is paid on or after you reach age 59 1/2, or in the event of your death;

o    the amount received is attributable to your becoming disabled;

o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2(or before the end of the five-year period beginning with the first payment and ending after you reach age 59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those stated above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments.

ANNUITY QUALIFICATION

Diversification and Investor Control

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. For further information on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Series Fund. It also means that Prudential, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these requirements will be met.

Required Distributions Upon Your Death

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within five years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death. Your beneficiary must be a natural person.

If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.


o    You wish additional information on withholding taxes.

o    You are a nonresident alien.

o You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

TAXES PAID BY PRUDENTIAL

Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is currently being made against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in certain states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the taxes paid by Prudential that are attributable to the separate account may result in a corresponding charge against the separate account.

9.   OTHER INFORMATION

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, the U.S. Virgin Islands and in all states. Prudential is subject to the insurance laws and regulations of all states where it is licensed to do business.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. This process could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not yet been developed an approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts , and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries, would not be. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and contractowners of Prudential's subsidiaries.

THE SEPARATE ACCOUNT

We have established a separate account, the Prudential Individual Variable Contract Account ("separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on October 12, 1982, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, is provided in the Statement of Additional Information.

THE REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account ("Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotel, apartments or industrial properties. It also invests in mortgage loans and other real estate related investments.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the investment risks, the partnership's investment objectives and all other aspects of the Real Property Account's and the partnership's operations is contained in the attached prospectus. Any contractowner considering the real estate investment option should read the attached prospectus for the Real Property Account, together with this prospectus.

SALE OF THE CONTRACT AND DISTRIBUTOR

Currently, Pruco Securities Corporation ("Prusec") acts as the distributor of the contracts. Prusec is a wholly-owned subsidiary of Prudential. Prudential expects that at some time during 1999, Prusec's responsibilities as distributor will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS is also a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

Commissions for the sales of contracts are paid to Prudential financial professionals and to other independent broker-dealers who sell the contracts. Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with Prusec. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not be more than 6% of the purchase payment.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. Under certain circumstances we must approve the assignment before it becomes effective. An assignment, like any other change in ownership, may trigger a taxable event.

If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance Contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

YEAR 2000 COMPLIANCE

The Year 2000 Issue

The services provided to you as a purchaser of the Variable Investment Plan depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual fund associated with the Variable Insurance Plan contract could experience problems resulting from the Year 2000 issue. Please refer to the mutual fund prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

o   Business Systems - Computer programs directly used to support our business;

o Infrastructure - Computers and other business equipment like telephones and fax machines; and

o   Business Partners - Year 2000 readiness of essential business partners.

Business Systems. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June, 1999.

Infrastructure. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently, a small number of mid-range computers and building and facility systems are still in the testing phase. We expect to have the infrastructure process completed by June, 1999.

Business Partners. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business, and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June, 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

The Cost of Year 2000 Readiness

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of the Variable Investment Plan. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on the Variable Investment Plan.

Year 2000 Risks and Contingency Planning

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we cannot be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual fund associated with the Variable Investment Plan will be unable to value the securities, in turn creating difficulties in purchasing or selling shares of the mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Variable Investment Plan involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and Subsidiaries and the financial statements of the separate account associated with the Variable Investment Plan are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

o  Company

o  Directors and OfficerS

o Further Information Regarding Previously Offered Variable Investment Plan Contracts

o  Distribution of the Contract

o  Participation in Divisible Surplus

o  Performance Information

o  Legal Opinions

o  Experts

o  Federal Tax Status

o  Financial Information

                            ACCUMULATION UNIT VALUES
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                        (Condensed Financial Information)

                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------

                                                                                       Money Market
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.092   $    2.008  $     1.931    $   1.847   $    1.796  $     1.766
2. Accumulation unit value at end of period..........        2.179        2.092        2.008        1.931        1.847        1.796
3. Number of accumulation units outstanding at
     end of period...................................   19,160,802   16,449,578   20,966,170   21,383,688   19,719,686   21,196,310
                                                       ----------------------------------------------------------------------------
                                                                                     Diversified Bond
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     3.208  $     2.990  $     2.899  $     2.430  $     2.541  $     2.335
2. Accumulation unit value at end of period..........        3.397        3.208        2.990        2.899        2.430        2.541
3. Number of accumulation units outstanding at
     end of period...................................   14,862,088   15,781,677   17,983,051   17,350,482   19,297,770   22,228,674
                                                       ----------------------------------------------------------------------------
                                                                                    Government Income
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.881   $    1.736  $     1.719    $   1.456   $    1.553  $     1.397
2. Accumulation unit value at end of period..........        2.027        1.881        1.736        1.719        1.456        1.553
3. Number of accumulation units outstanding at
     end of period...................................   24,947,937   26,590,965   32,103,624   36,188,716   42,950,931   51,712,560
                                                       ----------------------------------------------------------------------------
                                                                                  Conservative Balanced
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     3.839   $    3.424  $     3.077  $     2.655  $     2.713  $     2.447
2. Accumulation unit value at end of period..........        4.238        3.839        3.424        3.077        2.655        2.713
3. Number of accumulation units outstanding at
     end of period...................................  103,465,203  117,938,119  132,264,454  133,247,386  144,960,917  132,233,247

                                                                                SUBACCOUNTS
                                                       ---------------------------------------------------------------

                                                                                Money Market
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91    01/01/90     01/01/89     01/01/88
                                                            to           to          to           to           to
                                                         12/31/92     12/31/91    12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....    $   1.722  $     1.641  $     1.536  $     1.423  $     1.341
2. Accumulation unit value at end of period..........        1.766        1.722        1.641        1.536        1.423
3. Number of accumulation units outstanding at
     end of period...................................   25,559,750   27,651,809   28,665,736   21,867,895   20,062,883
                                                       ---------------------------------------------------------------
                                                                              Diversified Bond
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91    01/01/90     01/01/89     01/01/88
                                                            to           to          to           to           to
                                                         12/31/92     12/31/91    12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.204  $     1.916  $     1.790  $     1.596  $     1.493
2. Accumulation unit value at end of period..........        2.335        2.204        1.916        1.790        1.596
3. Number of accumulation units outstanding at
     end of period...................................   19,270,816   15,157,524   13,436,702   14,674,397   16,270,961
                                                       ---------------------------------------------------------------
                                                                         Government Income
                                                       --------------------------------------------------
                                                         01/01/92     01/01/91    01/01/90     01/01/89
                                                            to           to          to           to
                                                         12/31/92     12/31/91    12/31/90     12/31/89
                                                       -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.335  $     1.164  $     1.108  $     1.000
2. Accumulation unit value at end of period..........        1.397        1.335        1.164        1.108
3. Number of accumulation units outstanding at
     end of period...................................   31,196,202    5,114,032    1,876,055      523,730
                                                       --------------------------------------------------
                                                                            Conservative Balanced
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91    01/01/90     01/01/89     01/01/88
                                                            to           to          to           to           to
                                                         12/31/92     12/31/91    12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.316  $     1.968  $     1.892  $     1.637  $     1.503
2. Accumulation unit value at end of period..........        2.447        2.316        1.968        1.892        1.637
3. Number of accumulation units outstanding at
     end of period...................................   94,037,783   64,776,062   59,244,790   61,212,122   68,409,626


* Commencement of Business

                         The financial statements of the Account are in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                  (Condensed Financial Information) (Continued)

                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------

                                                                                       Flexible Managed
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     4.540  $     3.895  $     3.469  $     2.828  $     2.955  $     2.587
2. Accumulation unit value at end of period..........        4.944        4.540        3.895        3.469        2.828        2.955
3. Number of accumulation units outstanding at
     end of period...................................   61,157,390   70,568,253   80,196,501   80,116,280   86,950,166   82,697,681
                                                        ---------------------------------------------------------------------------
                                                                                      High Yield Bond
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.308  $     2.053  $     1.865  $     1.605  $     1.670  $     1.417
2. Accumulation unit value at end of period..........        2.227        2.308        2.053        1.865        1.605        1.670
3. Number of accumulation units outstanding at
     end of period...................................   14,194,497   15,264,711   16,519,861   15,869,142   15,675,021   14,204,249
                                                        ---------------------------------------------------------------------------
                                                                                         Stock Index
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     3.816  $     2.907  $     2.401  $     1.772  $     1.776  $     1.639
2. Accumulation unit value at end of period..........        4.842        3.816        2.907        2.401        1.772        1.776
3. Number of accumulation units outstanding at
     end of period...................................   33,545,384   33,400,486   32,289,212   26,855,828   25,648,545   24,959,253
                                                        ---------------------------------------------------------------------------
                                                                                         Equity Income
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     4.108  $     3.044  $     2.530  $     2.104  $     2.099  $     1.737
2. Accumulation unit value at end of period..........        3.963       4.108         3.044        2.530        2.104        2.099
3. Number of accumulation units outstanding at
     end of period...................................   28,115,406  29,188,995    29,360,348   28,317,862   26,707,292   19,580,278


                                                                                  SUBACCOUNTS
                                                       ---------------------------------------------------------------

                                                                               Flexible Managed
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91     01/01/90     01/01/89     01/01/88
                                                            to           to           to           to           to
                                                         12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.434  $     1.963    $   1.950  $     1.621  $     1.453
2. Accumulation unit value at end of period..........        2.587        2.434        1.963        1.950        1.621
3. Number of accumulation units outstanding at
     end of period...................................   67,080,104   57,549,789   59,624,634   64,761,817   72,695,150
                                                       ---------------------------------------------------------------
                                                                               High Yield Bond
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91     01/01/90     01/01/89     01/01/88
                                                            to           to           to           to           to
                                                         12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.220  $     0.887  $     1.019  $     1.052  $     0.941
2. Accumulation unit value at end of period..........        1.417        1.220        0.887        1.019        1.052
3. Number of accumulation units outstanding at
     end of period...................................    8,951,297    5,593,083    5,320,712    8,625,344    6,337,850
                                                       ---------------------------------------------------------------
                                                                                 Stock Index
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91     01/01/90     01/01/89     01/01/88
                                                            to           to           to           to           to
                                                         12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.548  $     1.208  $     1.268  $     0.980  $     0.859
2. Accumulation unit value at end of period..........        1.639        1.548        1.208        1.268        0.980
3. Number of accumulation units outstanding at
     end of period...................................   19,968,362   12,084,160    5,936,971    4,352,361      960,235
                                                       ---------------------------------------------------------------
                                                                                Equity Income
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91     01/01/90     01/01/89     02/01/88*
                                                            to           to           to           to           to
                                                         12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.596  $     1.267   $    1.332   $    1.099   $    1.000
2. Accumulation unit value at end of period..........        1.737        1.596        1.267        1.332        1.099
3. Number of accumulation units outstanding at
     end of period...................................    8,359,974    3,601,671    2,596,033    1,812,915      438,001


* Commencement of Business

                         The financial statements of the Account are in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                  (Condensed Financial Information) (Continued)

                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------

                                                                                          Equity
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     6.996  $     5.680  $     4.850  $     3.738  $     3.681  $     3.056
2. Accumulation unit value at end of period..........        7.559        6.996        5.680        4.850        3.738        3.681
3. Number of accumulation units outstanding at
     end of period...................................   42,333,211   47,230,540   50,992,740   48,356,691   44,189,146   39,039,555
                                                       ----------------------------------------------------------------------------
                                                                       Prudential Jennison
                                                       --------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95*
                                                            to           to           to            to
                                                         12/31/98     12/31/97     12/31/96      12/31/95
                                                       -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.832  $     1.408  $     1.245  $     1.009
2. Accumulation unit value at end of period..........        2.489        1.832        1.408        1.245
3. Number of accumulation units outstanding at
     end of period...................................   20,612,417   11,790,707    8,907,930    3,331,892
                                                        -------------------------------------------------
                                                                    Small Capitalization Stock
                                                       --------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95*
                                                            to           to           to            to
                                                         12/31/98     12/31/97     12/31/96      12/31/95
                                                       -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.742  $     1.408  $     1.190  $     1.002
2. Accumulation unit value at end of period..........        1.708        1.742        1.408        1.190
3. Number of accumulation units outstanding at
     end of period...................................   10,647,324    8,957,289    5,169,868    1,491,116
                                                       --------------------------------------------------
                                                                                           Global
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96      01/01/95     01/01/94    01/01/93
                                                            to           to           to            to           to          to
                                                         12/31/98     12/31/97     12/31/96      12/31/95     12/31/94    12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.917  $     1.814  $     1.533  $     1.339  $     1.425  $     1.007
2. Accumulation unit value at end of period..........        2.370        1.917        1.814        1.533        1.339        1.425
3. Number of accumulation units outstanding at
     end of period...................................   16,442,502   19,189,192   21,007,801   18,445,275   20,295,941    5,444,571

                                                       ----------------------------------------------------------------------------
                                                                                      Natural Resources
                                                       ----------------------------------------------------------------------------
                                                         01/01/98     01/01/97     01/01/96     01/01/95     01/01/94     01/01/93
                                                            to           to           to           to           to           to
                                                         12/31/98     12/31/97     12/31/96     12/31/95     12/31/94     12/31/93
                                                       -----------  -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.481  $     2.840  $     2.196  $     1.751  $     1.851  $     1.497
2. Accumulation unit value at end of period..........        2.032        2.481        2.840        2.196        1.751        1.851
3. Number of accumulation units outstanding at
     end of period...................................    7,014.841    9,429,004   10,476,240    8,792,973    8,870,868    5,634,046

                                                                                  SUBACCOUNTS
                                                       ---------------------------------------------------------------

                                                                                    Equity
                                                       ---------------------------------------------------------------
                                                         01/01/92     01/01/91     01/01/90     01/01/89     01/01/88
                                                            to           to           to           to           to
                                                         12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     2.709  $    2.176   $    2.323   $     1.812  $     1.567
2. Accumulation unit value at end of period..........        3.056       2.709        2.176         2.323        1.812
3. Number of accumulation units outstanding at
     end of period...................................   29,987,497  25,189,460   23,155,951    24,216,949   26,268,202
                                                       ---------------------------------------------------------------
                                                                             Global
                                                       --------------------------------------------------
                                                         01/01/92     01/01/91    01/01/90     05/01/89
                                                            to           to          to           to
                                                         12/31/92     12/31/91    12/31/90     12/31/89
                                                       -----------  -----------  -----------  -----------
1. Accumulation unit value at beginning of period....  $     1.056  $     0.959   $    1.115   $    1.015
2. Accumulation unit value at end of period..........        1.007        1.056        0.959        1.115
3. Number of accumulation units outstanding at
     end of period...................................    1,299,663    1,247,336      610,872      125,853

                                                       --------------------------------------------------------------
                                                                              Natural Resources
                                                       --------------------------------------------------------------
                                                         01/01/92     01/01/91     01/01/90     01/01/89     05/01/88*
                                                            to           to           to           to           to
                                                         12/31/92     12/31/91     12/31/90     12/31/89     12/31/88
                                                       -----------  -----------  -----------  -----------  ----------
1. Accumulation unit value at beginning of period....  $     1.412  $     1.295  $     1.391  $     1.038  $   1.000
2. Accumulation unit value at end of period..........        1.497        1.412        1.295        1.391      1.038
3. Number of accumulation units outstanding at
     end of period...................................    3,079,123    3,120,415    3,256,246    1,098,505    280,510


* Commencement of Business

                         The financial statements of the Account are in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 199?9

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

     The Individual Variable Annuity Contract (the "contract") of The Prudential Individual Variable Contract Account (the "account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The contract is purchased by making an initial purchase payment of $1,000 or more; subsequent payments must be $100 or more.

     This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 1, 1999, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark New Jersey 07102-3777, or by telephoning (888) PRU - 2888.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                           Telephone: (888) PRU- 2888

VIP-1B Ed 5-9 9
Catalog # 64M099

                                   CONTENTS

                                                                           PAGE
                                                                           ----
OTHER INFORMATION CONCERNING THE ACCOUNT.................................   1
  Company................................................................   1
  Directors and Officers.................................................   1
  Further  Information  Regarding  Previously Offered Variable
    Investment Plan Contracts............................................   4
  Distribution of the Contract...........................................   6
  Participation in Divisible Surplus.....................................   6
  Performance Information................................................   7
  Comparative Performance Information....................................   7
  Experts................................................................   9
  Legal Opinions.........................................................   9
  Federal Tax Status.....................................................   9
  Financial Statements...................................................  10

FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT
  ACCOUNT................................................................ A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA AND SUBSIDIARIES............................................ B-1

DETERMINATION OFACCUMULATION UNIT VALUES AND OF THE AMOUNT OF MONTHLY
  VARIABLE ANNUITY PAYMENTS.............................................. C-1
    A. Accumulation Unit Values.......................................... C-1
    B. Determination of the Amount of Monthly Variable Annuity Payment... C-1

                                     COMPANY

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.

                                  DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive Systems, Inc., The Dow Chemical Company and DTE Energy Company. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive,

Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, and Alliant Techsystems. Age 67. Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67 Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995, Dr. Vagelos originally joined Merck in 1975 Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996 Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director Nestle, S.A., and Bankers Trust New York Corporation as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 65. Address: One Williams Center, Tulsa, OK 74102.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities,. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance, since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional, since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing, since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance, since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services, since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management, since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management, since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional, since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999. Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services, since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications, since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management, since 1999. Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance, since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services, since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995 Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls, since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995 Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997 Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. MCGUINNESS--Senior Vice President, Individual Financial Services, since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization, since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice Presiden, Individual Financial Services, since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services, since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.

                FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED
                    INDIVIDUAL VARIABLE INVESTMENT CONTRACTS

ANNUITY OPTIONS UNDER THE WVA-83 AND VIP-84 CONTRACTS

If you own a WVA-83 contract or a VIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under the Supplemental Life Annuity Option described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity; and
(4) if two annuitants are named in the VIP-84 contract, you may select a separate annuity or annuities for each annuitant. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

Except as provided in the Annuity Certain Option described in item 4 below, and under certain forms of annuity available under the Supplemental Life Annuity Option described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. (such surrender and one-sum payment also may be under certain forms of annuity available under the Supplemental Life Annuity Option described in item 5 below). However, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year. Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and
(3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. Unless applicable law states otherwise, if you choose to convert your variable account into an annuity but fail to select one or more of the annuity options, we will provide a variable Life Annuity with 120 Payments (10 years) Certain to the annuitant. If two annuitants are named in the VIP-84 contract and both are living, the variable Life Annuity with 120 Payments (10 years) Certain will be provided for the annuitant identified as first annuitant in the contract.

1. LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. JOINT AND SURVIVOR LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and, if the contingent annuitant you designate is living at the time of the annuitant's death, to that person until his or her death. The monthly payments to your contingent annuitant will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. ANNUITY CERTAIN. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. SUPPLEMENTAL LIFE ANNUITY. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity Option (Option 5 above), Prudential will waive withdrawal charges that might be applicable under Options 1-4. Further, if you select Option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity Option if doing so provides greater monthly payments.

DIFFERENCES UNDER THE WVA-83 CONTRACT

The descriptions of The Prudential Individual Variable Annuity Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the VIP-84 contract and the WVA-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVA-83 contract and the two later forms of the contract are set forth below.

     1. SALES CHARGES ON WITHDRAWALS... Under the WVA-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn. Withdrawals are treated, for purposes of federal income taxation, as first from investment income, even though Prudential treats them as being made from purchase payments.

     2. NAMING OF ANNUITANT... Under the WVA-83 contract, only one annuitant may be named. There is no provision for naming two annuitants as is the case under the VIP-84 contract and the VIP-86 contract. Wherever this prospectus mentions "one or two annuitants", or "two annuitants", the term "two annuitants" does not apply to the WVA-83 contract, and anything which depends upon two annuitants being named in the contract does not apply to the WVA-83 contract. Therefore, any discussion in the prospectus which relates to two annuitants, such as the possibility of a death benefit credit being added to your variable account due to the death of the first to die of the two annuitants named in the contract will not apply to the WVA-83 contract.

     3. DETERMINATION OF MINIMUM AMOUNT PAYABLE TO A BENEFICIARY... Under the WVA-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payment you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the VIP-84 contract and the VIP-86 contract).

     4. MODIFICATION OF SENTENCE ON PAGE C-1 OF THE STATEMENT OF ADDITIONAL INFORMATION... The second sentence in the next to last paragraph under section B, Determination of the Amount of Monthly Variable Annuity Payment, as it applies to the WVA-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of
          6.28 Annuity Units."

     5. DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS... Under the WVA-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

                         DISTRIBUTION OF THE CONTRACT

Currently, Pruco Securities Corporation ("Prusec"), a wholly-owned subsidiary of Prudential which was organized in 1971 under New Jersey law, acts as the distributor of the contract. Prudential expects that sometime during 1999, Prusec's responsibilities as distributor will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, is also a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec currently does. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealer, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The contract is currently sold by registered representatives of the distributor and may also be sold through other broker-dealers authorized by the distributor. This includes broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the distributor or broker-dealers affiliated with Prudential. The maximum commission that will be paid to a broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract fund may be paid.

                      PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin it is unlikely that any dividends will be payable to the owners of the contracts described in the prospectus because the charges made by Prudential are not expected to exceed its actual expenses in distributing and administering the contracts. However, there may be dividends payable during the annuity income period.

                           PERFORMANCE INFORMATION

The tables that follow provide performance information for each subaccount through December 31, 1998. The performance information is based on historical experience and does not indicate or represent future performance.

AVERAGE ANNUAL TOTAL RETURN

TABLE 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1998 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the contract.

                                   TABLE 1

                         AVERAGE ANNUAL TOTAL RETURN

                                                                       FROM DATE
                                                                     SUBACCOUNT
                                       ONE YEAR FIVE YEARS TEN YEARS ESTABLISHED
                               DATE      ENDED     ENDED     ENDED     THROUGH
         SUBACCOUNT         ESTABLISHED 12/31/98  12/31/98  12/31/98   12/31/98
        ------------        ----------- --------  --------  --------   --------
DIVERSIFIED BOND.............   6/83     -0.67      5.28      7.63        8.02
GOVERNMENT INCOME............   5/89      1.23      4.76       N/A        7.36
CONSERVATIVE BALANCED........   6/83      3.87      8.70      9.78        9.51
FLEXIBLE MANAGED.............   5/83      2.38     10.24     11.61       10.62
HIGH YIELD BOND..............   2/87     -9.88      5.23      7.55        6.75
STOCK INDEX..................   10/87    20.48     21.79     17.14       17.24
EQUITY INCOME................   2/88     -9.90     13.01     13.50       13.36
EQUITY.......................   6/83      1.50     14.97     15.18       13.70
PRUDENTIAL JENNISON..........   5/95     29.49       N/A       N/A       27.25
SMALL CAPITALIZATION STOCK...   5/95     -8.40       N/A       N/A       14.80
GLOBAL.......................   5/89     17.16     10.09       N/A        8.96
NATURAL RESOURCES............   5/88    -23.53      1.11      6.76        6.81
REAL PROPERTY ACCOUNT........   5/88      1.54      6.75      4.08        4.23

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)- ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; P is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however it applies only if the contract fund is less than $10,000 at the time the withdrawal is made.

NON-STANDARD TOTAL RETURN

TABLE 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the contractowner annuitizes at the end of the period.

                                    TABLE 2

              AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                       FROM DATE
                                                                      SUBACCOUNT
                                       ONE YEAR FIVE YEARS TEN YEARS ESTABLISHED
                               DATE      ENDED     ENDED     ENDED     THROUGH
         SUBACCOUNT         ESTABLISHED 12/31/98  12/31/98  12/31/98   12/31/98
         ----------         ----------- ------   ---------  --------  ----------
DIVERSIFIED BOND.............   6/83      5.59      5.70      7.63       8.02
GOVERNMENT INCOME............   5/89      7.48      5.19       N/A       7.36
CONSERVATIVE BALANCED........   6/83     10.10      9.06      9.78       9.51
FLEXIBLE MANAGED.............   5/83      8.61     10.58     11.61      10.62
HIGH YIELD BOND..............   2/87     -3.82      5.65      7.55       6.75
STOCK INDEX..................   10/87    26.59     21.98     17.14      17.24
EQUITY INCOME................   2/88     -3.84     13.31     13.50      13.36
EQUITY.......................   6/83      7.74     15.24     15.18      13.70
PRUDENTIAL JENNISON..........   5/95     35.54       N/A       N/A      27.68
SMALL CAPITALIZATION STOCK...   5/95     -2.24       N/A       N/A      15.42
GLOBAL.......................   5/89     23.30     10.43       N/A       8.96
NATURAL RESOURCES............   5/88    -18.39      1.62      6.76       6.81
REAL PROPERTY ACCOUNT........   5/88      7.79      7.14      4.08       4.23

TABLE 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.

                                   TABLE 3

                CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                       FROM DATE
                                                                      SUBACCOUNT
                                       ONE YEAR FIVE YEARS TEN YEARS ESTABLISHED
                               DATE      ENDED    ENDED     ENDED      THROUGH
         SUBACCOUNT         ESTABLISHED 12/31/98 12/31/98  12/31/98   12/31/98
        ------------        ----------- -------- --------  --------  -----------
DIVERSIFIED BOND.............   6/83      5.59      31.96    108.64     232.35
GOVERNMENT INCOME............   5/89      7.48      28.77       N/A      98.69
CONSERVATIVE BALANCED........   6/83     10.10      54.30    154.16     311.91
FLEXIBLE MANAGED.............   5/83      8.61      65.36    199.96     382.66
HIGH YIELD BOND..............   2/87     -3.82      31.64    107.10     116.99
STOCK INDEX..................   10/87    26.59     170.10    386.37     494.06
EQUITY INCOME................   2/88     -3.84      86.79    254.83     290.57
EQUITY.......................   6/83      7.74     103.27    310.77     638.43
PRUDENTIAL JENNISON..........   5/95     35.54        N/A       N/A     145.07
SMALL CAPITALIZATION STOCK...   5/95     -2.24        N/A       N/A      69.26
GLOBAL.......................   5/89     23.30      64.25       N/A     129.28
NATURAL RESOURCES............   5/88    -18.39       8.37     92.31     101.91
REAL PROPERTY ACCOUNT........   5/88      7.79      41.17     49.24      55.58

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1998 were 3.62% and 3.68%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1% charge for mortality and expense risks and the 0.20% charge for administration. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--((base period return + 1) 365/7)--1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARISONS

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                                   EXPERTS

The consolidated financial statements of Prudential and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                                LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contract.

                              FEDERAL TAX STATUS

OTHER TAX RULES

o    ENTITY OWNERS

Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or, in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

o    PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% penalty tax.

o    WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you file with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding.

o    NONRESIDENT ALIENS

Special tax withholding rules apply to nonresident aliens.

o    TRANSFERS TO YOUNGER PERSONS

If you transfer your contract to a person either 37 1/2 years younger than you, or a grandchild, or designate such a younger person as a beneficiary, there may be Generation Skipping Transfer tax consequences.

   PLEASE CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.

                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT













STATEMENTS OF NET ASSETS
December 31, 1998


                                                                                         SUBACCOUNTS
                                                      ------------------------------------------------------------------------------
                                                           MONEY         DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                          MARKET            BOND           EQUITY          MANAGED        BALANCED
                                                         PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                      ---------------- --------------- ---------------  -------------- ------------
ASSETS
   Investments in The Prudential Series Fund, Inc.
     Portfolios, at net asset value [Note 3].........  $ 264,386,519   $ 217,559,213  $1,308,196,413   $ 835,286,675  $1,401,110,158
   Receivable from The Prudential Insurance
     Company of America [Note 2].....................         59,949         398,933               0          92,513         100,702
                                                       -------------   -------------  --------------   -------------  --------------
   Net Assets........................................  $ 264,446,468   $ 217,958,146  $1,308,196,413   $ 835,379,188  $1,401,210,860
                                                       =============   =============  ==============   =============  ==============
NET ASSETS, representing
   Equity of contract owners.........................  $ 264,386,519   $ 217,559,213  $1,308,196,413   $ 835,286,675  $1,401,110,158
   Equity of annuitants..............................         59,949         398,933               0          92,513         100,702
                                                       -------------   -------------  --------------   -------------  --------------
                                                       $ 264,446,468   $ 217,958,146  $1,308,196,413   $ 835,379,188  $1,401,210,860
                                                       =============   =============  ==============   =============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A1



                                                            SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
      HIGH                                                                                                                 SMALL
      YIELD            STOCK          EQUITY           NATURAL                         GOVERNMENT      PRUDENTIAL     CAPITALIZATION
      BOND             INDEX          INCOME          RESOURCES         GLOBAL           INCOME         JENNISON           STOCK
    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
---------------- -------------------------------- ---------------- ---------------- -------------------------------- ---------------

$   175,152,635  $   670,007,466 $   759,646,463  $    64,446,192  $   258,096,650  $   220,516,883 $   248,378,960  $   104,084,411

              0                0               0                0                0                0               0                0
---------------  --------------- ---------------  ---------------  ---------------  --------------- ---------------  ---------------
$   175,152,635  $   670,007,466 $   759,646,463  $    64,446,192  $   258,096,650  $   220,516,883 $   248,378,960  $   104,084,411
===============  =============== ===============  ===============  ===============  =============== ===============  ===============

$   175,152,635  $   670,007,466 $   759,646,463  $    64,446,192  $   258,096,650  $   220,516,883 $   248,378,960  $   104,084,411
              0                0               0                0                0                0               0                0
---------------  --------------- ---------------  ---------------  ---------------  --------------- ---------------  ---------------
$   175,152,635  $   670,007,466 $   759,646,463  $    64,446,192  $   258,096,650  $   220,516,883 $   248,378,960  $   104,084,411
===============  =============== ===============  ===============  ===============  =============== ===============  ===============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A2

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT



STATEMENTS OF OPERATIONS
For the year ended December 31, 1998


                                                                                 SUBACCOUNTS
                                                    ---------------------------------------------------------------------
                                                          MONEY          DIVERSIFIED                         FLEXIBLE
                                                          MARKET             BOND             EQUITY           MANAGED
                                                        PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                    ----------------  ----------------  ---------------   ---------------

INVESTMENT INCOME
   Dividend income.................................. $    13,378,160   $    13,636,053   $   25,364,009   $    27,994,933
                                                     ---------------   ---------------   --------------   ---------------

EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk and for
     administration [Note 5A].......................       3,035,427         2,674,427       16,895,452        10,444,475
                                                     ---------------   ---------------   --------------   ---------------

NET INVESTMENT INCOME (LOSS)........................      10,342,733        10,961,626        8,468,557        17,550,458
                                                     ---------------   ---------------   --------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received.............               0           822,234      144,827,411        86,035,269
   Realized gain (loss) on shares redeemed..........               0           678,365       84,956,911        11,115,417
   Net change in unrealized gain (loss) on
   investments......................................               0           231,661     (127,608,808)      (39,636,425)
                                                     ---------------   ---------------   --------------   ---------------

NET GAIN (LOSS) ON INVESTMENTS......................               0         1,732,260      102,175,514        57,514,261
                                                     ---------------   ---------------   --------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................ $    10,342,733   $    12,693,886   $  110,644,071   $    75,064,719
                                                     ===============   ===============   ==============   ===============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A3



                                                    SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------
   CONSERVATIVE       HIGH YIELD          STOCK            EQUITY            NATURAL                           GOVERNMENT
      BALANCE            BOND             INDEX            INCOME           RESOURCES          GLOBAL            INCOME
     PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------- ----------------  ----------------  ----------------  ----------------  ---------------- ----------------


$     60,878,422 $     18,728,616  $     7,599,066   $    22,763,060   $       725,661   $     3,418,085  $     12,940,655
---------------- ----------------  ---------------   ---------------   ---------------   ---------------  ----------------



      17,384,686        2,408,966        7,457,465        10,618,744         1,050,694         3,077,836         2,720,861
---------------- ----------------  ---------------   ---------------   ---------------   ---------------  ----------------

      43,493,736       16,319,650          141,601        12,144,316          (325,033)          340,249        10,219,794
---------------- ----------------  ---------------   ---------------   ---------------   ---------------  ----------------



      83,734,628                0       10,418,287        48,729,087         5,030,198        10,854,082                 0
      12,851,707         (790,210)      43,780,963        38,248,407        (6,039,489)       14,764,669         1,650,896

       4,365,369      (22,198,255)      92,626,185      (129,699,817)      (14,947,592)       28,186,381         5,136,878
---------------- ----------------  ---------------   ---------------   ---------------   ---------------  ----------------

     100,951,704      (22,988,465)     146,825,435       (42,722,323)      (15,956,883)       53,805,132         6,787,774
---------------- ----------------  ---------------   ---------------   ---------------   ---------------  ----------------


$    144,445,440 $     (6,668,815) $   146,967,036   $   (30,578,007)  $   (16,281,916)  $    54,145,381  $     17,007,568
================ ================  ===============   ===============   ===============   ===============  ================





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A4

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT




STATEMENTS OF OPERATIONS
For the year ended December 31, 1998


                                                             SUBACCOUNTS (Continued)
                                                    -----------------------------------
                                                                             SMALL
                                                        PRUDENTIAL       CAPITALIZATION
                                                         JENNISON            STOCK
                                                         PORTFOLIO         PORTFOLIO
                                                     ---------------   ---------------

INVESTMENT INCOME
   Dividend income.................................. $       395,247   $       592,644
                                                     ---------------   ---------------

EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk and for
     administration [Note 5A].......................       2,178,805         1,213,628
                                                     ---------------   ---------------

NET INVESTMENT INCOME (LOSS)........................      (1,783,558)         (620,984)
                                                     ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received.............       3,660,421         6,391,614
   Realized gain (loss) on shares redeemed..........       4,398,979         1,486,431
   Net change in unrealized gain (loss) on
   investments......................................      51,294,609        (9,797,860)
                                                     ---------------   ---------------

NET GAIN (LOSS) ON INVESTMENTS......................      59,354,009        (1,919,815)
                                                     ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................ $    57,570,451   $    (2,540,799)
                                                     ===============   ===============





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A5

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT



STATEMENTS  OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and 1997


                                                                                    SUBACCOUNTS
                                            ----------------------------------------------------------------------------------------
                                                        MONEY                      DIVERSIFIED
                                                        MARKET                         BOND                          EQUITY
                                                      PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                            ----------------------------------------------------------------------------------------
                                                1998            1997           1998           1997           1998            1997
                                            -------------  --------------  -------------  -------------  --------------  -----------
OPERATIONS
   Net investment income (loss)............ $ 10,342,733   $ 11,865,194  $ 10,961,626  $ 14,111,056  $    8,468,557  $  15,468,973
   Capital gains distributions received....            0              0       822,234     2,678,457     144,827,411     78,732,943
   Realized gain (loss) on shares redeemed.            0              0       678,365       871,425      84,956,911     45,936,231
   Net change in unrealized gain (loss) on
     investments...........................            0              0       231,661    (1,421,119)   (127,608,808)   151,756,418
                                            ------------   ------------  ------------  ------------  --------------  -------------
 NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   10,342,733     11,865,194    12,693,886    16,239,819     110,644,071    291,894,565
                                            ------------   ------------  ------------  ------------  --------------  -------------
ANNUITY PAYMENTS AND
   OTHER OPERATING TRANSFERS
   Contract Owner Net Payments.............   19,047,075     23,961,225     7,493,461     9,215,129      29,716,539     53,296,559
   Annuity Payments........................      (11,427)       (11,354)      (75,573)      (73,070)              0              0
   Surrenders, Withdrawals and Death
   Benefits................................  (85,288,504)   (96,558,513)  (39,747,715)  (37,912,055)   (227,791,649)  (173,999,157)
   Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options......   74,158,657     (2,913,426)    9,831,958    (3,901,996)    (50,984,299)   (14,985,846)
   Administrative and Other Charges........      (21,437)       (23,125)      (31,385)      (34,758)       (219,027)      (223,209)
                                            ------------   ------------  ------------  ------------  --------------  -------------
TOTAL ANNUITY PAYMENTS AND
   OTHER OPERATING
   TRANSFERS...............................    7,884,364    (75,545,193)  (22,529,254)  (32,706,750)   (249,278,436)  (135,911,653)

NET INCREASE (DECREASE) IN NET
   ASSETS RETAINED IN THE ACCOUNT
   [Note 7]................................   (4,079,634)     1,260,361         6,836        13,417      (2,479,523)      (431,506)
                                            ------------   ------------   -----------  ------------  --------------  -------------

TOTAL INCREASE (DECREASE) IN NET
   ASSETS..................................   14,147,463    (62,419,638)   (9,828,532)  (16,453,514)   (141,113,888)   155,551,406


NET ASSETS
   Beginning of year.......................  250,299,005    312,718,643   227,786,678   244,240,192   1,449,310,301   1,293,758,895
                                             -----------   ------------   -----------   -----------  --------------   -------------
   End of year............................. $264,446,468   $250,299,005  $217,958,146  $227,786,678  $1,308,196,413  $1,449,310,301
                                            ============   ============  ============  ============  ==============  ==============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A6




                                       SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------
                                                                                HIGH
           FLEXIBLE                         CONSERVATIVE                        YIELD
            MANAGED                          BALANCED                           BOND
           PORTFOLIO                         PORTFOLIO                        PORTFOLIO
----------------------------------------------------------------------------------------------------
       1998            1997             1998             1997            1998             1997
----------------  --------------- --------------- ---------------- ---------------- ----------------

$     17,550,458  $   16,324,558  $    43,493,736 $     51,542,837 $    16,319,650  $    16,941,410
      86,035,269     136,601,647       83,734,628      162,961,825               0                0
      11,115,417      17,694,945       12,851,707       18,586,761        (790,210)       1,058,521

     (39,636,425)    (31,167,938)       4,365,369      (59,829,935)    (22,198,255)       6,571,445
----------------  --------------  --------------- ---------------- ---------------  ---------------


      75,064,719     139,453,212      144,445,440      173,261,488      (6,668,815)      24,571,376
----------------  --------------  --------------- ---------------- ---------------  ---------------


      22,415,245      32,937,745       30,313,954       46,263,316       8,252,011        8,018,507
         (15,788)        (14,586)         (15,705)         (14,685)              0                0

    (142,521,722)   (116,462,620)    (240,337,372)    (184,353,244)    (35,428,319)     (37,249,666)

     (21,663,353)    (13,383,947)     (28,841,738)     (20,694,955)      2,319,159        3,740,393
        (228,301)       (246,027)        (245,663)        (271,715)        (18,595)         (17,877)
----------------  --------------  --------------- ---------------- ---------------  ---------------


    (142,013,919)    (97,169,435)    (239,126,524)    (159,071,283)    (24,875,744)     (25,508,643)



      (3,918,738)      1,952,643       (7,786,414)        (643,118)        (13,424)        (334,358)
----------------  --------------  --------------- ---------------- ---------------  ---------------


     (70,867,938)     44,236,420     (102,467,498)      13,547,087     (31,557,983)      (1,271,625)



     906,247,126     862,010,706    1,503,678,358    1,490,131,271     206,710,618      207,982,243
----------------  --------------  --------------- ---------------- ---------------  ---------------
$    835,379,188 $   906,247,126  $ 1,401,210,860 $  1,503,678,358 $   175,152,635  $   206,710,618
================ ===============  =============== ================ ===============  ===============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A7

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT




STATEMENTS  OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and 1997



                                                                                    SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                        STOCK                         EQUITY                     NATURAL
                                                        INDEX                         INCOME                    RESOURCES
                                                      PORTFOLIO                      PORTFOLIO                  PORTFOLIO
                                             ------------------------------------------------------------------------------------
                                                  1998         1997           1998           1997           1998          1997
                                             ------------  ------------  -------------  -------------  ------------  ------------
OPERATIONS
   Net investment income (loss) ..........   $    141,601  $  1,652,929  $  12,144,316  $  11,675,572  $   (325,033) $ (1,015,429)
   Capital gains distributions received ..     10,418,287    16,305,306     48,729,087     83,667,610     5,030,198    15,057,641
   Realized gain (loss) on shares redeemed     43,780,963    18,694,963     38,248,407     22,177,266    (6,039,489)    4,265,854
   Net change in unrealized gain (loss) on
     investments .........................     92,626,185   103,662,327   (129,699,817)   131,284,129   (14,947,592)  (35,259,336)
                                             ------------  ------------  -------------  -------------  ------------  ------------
 NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS ............................    146,967,036   140,315,525    (30,578,007)   248,804,577   (16,281,916)  (16,951,270)
                                             ------------  ------------  -------------  -------------  ------------  ------------
ANNUITY PAYMENTS AND
   OTHER OPERATING TRANSFERS
   Contract Owner Net Payments ...........     24,500,709    35,558,028     22,166,099     26,582,983     1,759,006     8,653,651
   Annuity Payments ......................              0             0              0              0             0             0
   Surrenders, Withdrawals and Death
   Benefits ..............................    (99,445,039)  (65,696,647)  (135,728,883)  (102,914,098)  (13,931,910)  (15,898,839)
   Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ....     15,244,688    33,627,406    (18,894,051)    15,917,238   (20,293,516)  (16,980,836)
   Administrative and Other Charges ......        (84,556)      (68,653)       (63,403)       (54,504)      (17,384)      (19,749)
                                             ------------  ------------  -------------  -------------  ------------  ------------
TOTAL ANNUITY PAYMENTS
   AND OTHER OPERATING
   TRANSFERS .............................    (59,784,198)    3,420,134   (132,520,238)   (60,468,381)  (32,483,804)  (24,245,773)

NET INCREASE (DECREASE) IN NET
   ASSETS RETAINED IN THE  ACCOUNT
   [Note 7] ..............................     (1,476,693)     (116,556)    (1,335,878)      (186,017)   (1,056,129)      647,536
                                             ------------  ------------  -------------  -------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS
   ASSETS ................................     85,706,145   143,619,103   (164,434,123)   188,150,179   (49,821,849)  (40,549,507)

NET ASSETS
   Beginning of year .....................    584,301,321   440,682,218    924,080,586    735,930,407   114,268,041   154,817,548
                                             ------------  ------------  -------------  -------------  ------------  ------------
   End of year ...........................   $670,007,466  $584,301,321  $ 759,646,463  $ 924,080,586  $ 64,446,192  $114,268,041
                                             ============  ============  =============  =============  ============  ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A8


                                                            SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SMALL
                                            GOVERNMENT                       PRUDENTIAL                      CAPITALIZATION
             GLOBAL                           INCOME                          JENNISON                           STOCK
           PORTFOLIO                         PORTFOLIO                        PORTFOLIO                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
     1998            1997            1998            1997            1998            1997            1998             1997
-----------------------------   -------------   -------------   -------------   -------------   -------------   -------------

$     340,249    $    (44,200)  $  10,219,794   $  12,649,525   $  (1,783,558)  $  (1,117,419)  $    (620,984)  $    (420,865)
   10,854,082      12,621,909               0               0       3,660,421       8,029,556       6,391,614       7,179,462
   14,764,669      10,753,188       1,650,896          89,927       4,398,979       2,207,647       1,486,431       1,680,689

   28,186,381      (7,387,766)      5,136,878       6,283,807      51,294,609      19,900,327      (9,797,860)      7,162,308
-------------    ------------   -------------   -------------   -------------   -------------   -------------   -------------


   54,145,381      15,943,131      17,007,568      19,023,259      57,570,451      29,020,111      (2,540,799)     15,601,594
-------------    ------------   -------------   -------------   -------------   -------------   -------------   -------------


    5,063,342      10,541,214       3,666,532       3,313,349      17,246,201      16,187,510       7,596,842      12,922,869
            0               0               0               0               0               0               0               0

  (35,899,207)    (38,550,162)    (43,974,647)    (34,966,016)    (17,922,398)    (12,794,870)    (11,810,054)     (9,070,271)

  (24,753,353)     (5,350,918)      9,701,933     (20,974,599)     49,190,893      21,291,056       5,267,396      30,727,791
      (26,535)        (25,663)        (29,963)        (35,332)        (28,692)        (15,211)        (16,231)         (7,912)
-------------    ------------   -------------   -------------   -------------   -------------   -------------   -------------


  (55,615,753)    (33,385,529)    (30,636,145)    (52,662,598)     48,486,004      24,668,485       1,037,953      34,572,477



   (2,097,364)      1,851,079        (557,286)     (4,594,249)       (235,861)     (1,042,725)       (327,169)       (542,063)
-------------    ------------   -------------   -------------   -------------   -------------   -------------   -------------


   (3,567,736)    (15,591,319)    (14,185,863)    (38,233,588)   (105,820,594)    (52,645,871)     (1,830,015)    (49,632,008)


  261,664,386     277,255,705     234,702,746     272,936,334     142,558,366      89,912,495     105,914,426      56,282,418
-------------    ------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 258,096,650   $ 261,664,386   $ 220,516,883   $ 234,702,746   $ 248,378,960   $ 142,558,366   $ 104,084,411   $ 105,914,426
=============   =============   =============   =============   =============   =============   =============   =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A10 THROUGH A15
                                       A9

                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                December 31, 1998
NOTE 1:    GENERAL

           The Prudential Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") variable annuity contracts are invested in the Account.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The account is a funding vehicle for individual variable annuity contracts. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

           Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity of Annuitants--Equity of annuitants is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 6.5% to 11%, depending on the contract's year of issue.

           Receivable from The Prudential Insurance Company of America--The receivable represents amounts due from Prudential to fund annuitant reserves.


                                      A10

NOTE 3:    INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC.
           PORTFOLIOS

           The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                          PORTFOLIOS
                                               ------------------------------------------------------------------------------------
                                                    MONEY         DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                                                    MARKET            BOND            EQUITY          MANAGED          BALANCED
                                                ---------------  ---------------  ---------------  ---------------  ---------------
           Number of shares:                         26,438,652       19,668,734       44,140,946       50,437,702       92,908,365
           Net asset value per share (rounded): $         10.00  $         11.06  $         29.64  $         16.56  $         15.08
           Cost:                                $   264,386,519  $   215,768,974  $ 1,024,421,049  $   831,763,261  $ 1,369,421,288



                                                                     PORTFOLIOS (CONTINUED)
                                                ------------------------------------------------------------------------------------
                                                      HIGH
                                                     YIELD            STOCK            EQUITY          NATURAL
                                                      BOND            INDEX            INCOME         RESOURCES          GLOBAL
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
           Number of shares:                         24,300,092       17,753,245       37,920,664        5,377,929       12,199,177
           Net asset value per share (rounded): $          7.21  $         37.74  $         20.03  $         11.98  $         21.16
           Cost:                                $   193,627,678  $   325,075,842  $   625,170,351  $    87,693,418  $   182,723,887


                                                                     PORTFOLIOS (CONTINUED)
                                              --------------------------------------------------
                                                                                     SMALL
                                                 GOVERNMENT       PRUDENTIAL     CAPITALIZATION
                                                   INCOME          JENNISON          STOCK
                                               ---------------  ---------------  ---------------
           Number of shares:                         18,576,710       10,389,443        7,075,461
           Net asset value per share (rounded): $         11.87  $         23.91  $         14.71
           Cost:                                $   210,345,749  $   168,227,879  $   100,955,405



                                      A11

NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:


                                                                                          SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                       FLEXIBLE       CONSERVATIVE
                                                         MARKET           BOND           EQUITY          MANAGED         BALANCED
                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                    --------------------------------------------------------------------------------

           Contract Owner Units Outstanding (VIP)...    19,160,802     14,862,088       42,333,211     61,157,390      103,465,203
           Unit Value (VIP).........................  $    2.17869   $    3.39660   $      7.55872   $    4.94447   $      4.23790
                                                      ------------   ------------   --------------   ------------   --------------
           Contract Owner Equity (VIP)..............  $ 41,745,447   $ 50,480,570   $  319,984,891   $302,390,879   $  438,475,186
                                                      ------------   ------------   --------------   ------------   --------------

           Contract Owner Units Outstanding (PDISCO+)  102,190,340     49,189,967      130,737,945    107,776,121      227,149,053
           Unit Value (PDISCO+).....................  $    2.17869   $    3.39660   $      7.55872   $    4.94447   $      4.23790
                                                      ------------   ------------   --------------   ------------   --------------
           Contract Owner Equity (PDISCO+)..........  $222,641,072   $167,078,643   $  988,211,522   $532,895,796   $  962,634,972
                                                      ------------   ------------   --------------   ------------   --------------

           Total Contract Owner Equity..............  $264,386,519   $217,559,213   $1,308,196,413   $835,286,675   $1,401,110,158
                                                      ============   ============   ==============   ============   ==============



                                                                                SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------------------------
                                                      High Yield       Stock           Equity        Natural
                                                         Bond          Index           Income       Resources       Global
                                                       Portfolio      Portfolio       Portfolio     Portfolio     Portfolio
                                                    --------------------------------------------------------------------------------

           Contract Owner Units Outstanding (VIP)..     14,194,497     33,545,384     28,115,406     7,014,841     16,442,502
           Unit Value (VIP)........................   $    2.22674   $    4.84237   $    3.96281   $   2.03196   $    2.36959
                                                     -------------   ------------   ------------   -----------   ------------
           Contract Owner Equity (VIP).............   $ 31,607,455   $162,439,163   $111,416,013   $14,253,876   $ 38,961,990
                                                     -------------   ------------   ------------   -----------   ------------

           Contract Owner Units Outstanding (PDISCO+)   64,464,275    104,818,158    163,578,483    24,701,429     92,477,880
           Unit Value (PDISCO+)....................   $    2.22674   $    4.84237   $    3.96281   $   2.03196   $    2.36959
                                                     -------------   ------------   ------------   -----------   ------------
           Contract Owner Equity (PDISCO+).........   $143,545,180   $507,568,303   $648,230,450   $50,192,316   $219,134,660
                                                     -------------   ------------   ------------   -----------   ------------

           Total Contract Owner Equity.............   $175,152,635   $670,007,466   $759,646,463   $64,446,192   $258,096,650
                                                      ============   ============   ============   ===========   ============


                                                                SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------
                                                                                         Small
                                                      Government      Prudential    Capitalization
                                                        Income         Jennison          Stock
                                                       Portfolio       Portfolio       Portfolio
                                                    ------------------------------------------------
           Contract Owner Units Outstanding (VIP)..     24,947,937     20,612,417     10,647,324
           Unit Value (VIP)........................   $    2.02736   $    2.48856   $    1.70776
                                                      ------------   ------------   ------------
           Contract Owner Equity (VIP).............   $ 50,578,449   $ 51,295,237   $ 18,183,074
                                                      ------------   ------------   ------------

           Contract Owner Units Outstanding
           (PDISCO+)                                    83,822,525     79,195,890     50,300,591
           Unit Value (PDISCO+)....................   $    2.02736   $    2.48856   $    1.70776
                                                      ------------   ------------   ------------
           Contract Owner Equity (PDISCO+).........   $169,938,434   $197,083,723   $ 85,901,337
                                                      ------------   ------------   ------------

           Total Contract Owner Equity.............   $220,516,883   $248,378,960   $104,084,411
                                                      ============   ============   ============




                                      A12

NOTE 5:    CHARGES AND EXPENSES

           A. Mortality Risk, Expense Risk and Administrative Charges

              The mortality risk and expense risk charges, at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of VIP contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

              The mortality risk, expense risk and administrative charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of PDISCO+ contract owners held in each subaccount. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

           B. Deferred Sales Charge

              A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed upon death benefit payments or upon transfers made between subaccounts.

           C. Annual Maintenance Charge

              An annual maintenance charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time a full withdrawal is effected, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.

NOTE 6:    TAXES

           Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.



                                      A13

NOTE 7:    NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

           The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to
           (from) the Account. Effective October 13, 1998 Prudential no longer maintains a position in the Account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 8:    UNIT ACTIVITY

           Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998 and 1997 were as follows:


                                                                           SUBACCOUNTS
                               -----------------------------------------------------------------------------------------------------
                                         MONEY MARKET                   DIVERSIFIED BOND                       EQUITY
                                           PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                               ----------------------------------------------------------------------------------------------------
                                     1998             1997            1998             1997            1998             1997
                               ----------------------------------------------------------------------------------------------------
           Contract Owner
              Contributions:        162,020,025      172,221,299      14,301,983        8,561,111      14,968,731       25,456,661

           Contract Owner
              Redemptions:         (158,372,017)    (209,069,288)    (21,127,390)     (19,161,507)    (48,934,246)     (46,279,932)


                                                                     SUBACCOUNTS (CONTINUED)
                               -----------------------------------------------------------------------------------------------------
                                       FLEXIBLE MANAGED               CONSERVATIVE BALANCED               HIGH YIELD BOND
                                           PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                               ----------------------------------------------------------------------------------------------------
                                     1998             1997            1998             1997            1998             1997
                               ----------------------------------------------------------------------------------------------------
           Contract Owner
              Contributions:          9,450,947       14,758,268      17,543,869       25,306,626      23,750,625       32,362,388

           Contract Owner
              Redemptions:          (39,382,429)     (37,195,798)    (76,785,137)     (68,458,695)    (34,650,846)     (43,990,813)


                                                                     SUBACCOUNTS (CONTINUED)
                               -----------------------------------------------------------------------------------------------------
                                          STOCK INDEX                     EQUITY INCOME                  NATURAL RESOURCES
                                           PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                               ----------------------------------------------------------------------------------------------------
                                     1998             1997            1998             1997            1998             1997
                               ----------------------------------------------------------------------------------------------------
           Contract Owner
              Contributions:         27,342,157       42,552,393      23,428,982       27,819,691       3,558,351       12,847,677

           Contract Owner
              Redemptions:          (41,806,266)     (41,080,235)    (56,512,147)     (44,765,652)    (17,442,303)     (21,611,690)


                                                                     SUBACCOUNTS (CONTINUED)
                               -----------------------------------------------------------------------------------------------------
                                            GLOBAL                      GOVERNMENT INCOME               PRUDENTIAL JENNISON
                                           PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                               ----------------------------------------------------------------------------------------------------
                                     1998             1997            1998             1997            1998             1997
                               ----------------------------------------------------------------------------------------------------
          Contract Owner
              Contributions:         22,539,970       48,281,857      19,860,202        7,504,633      54,234,114       40,667,682

           Contract Owner
              Redemptions:          (49,189,366)     (65,322,630)    (35,648,299)     (37,417,577)    (32,139,539)     (26,227,876)


                                    SUBACCOUNTS (CONTINUED)
                               ----------------------------------
                                  SMALL CAPITALIZATION STOCK
                                           PORTFOLIO
                               ----------------------------------
                                     1998             1997
                               ----------------------------------
          Contract Owner
              Contributions:         33,038,958       59,912,349

           Contract Owner
              Redemptions:          (32,730,568)     (38,855,387)



                                      A14

NOTE 9:    PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                                                   PORTFOLIOS
                                                 ---------------------------------------------------------------------------------
                                                     Money        Diversified                        Flexible      Conservative
                                                     Market           Bond           Equity          Managed         Balanced
                                                 --------------  ---------------  --------------  --------------  ----------------
           Purchases...........................  $  127,604,290  $   16,713,425   $    8,553,429  $    2,117,228  $    1,701,485
           Sales...............................  $ (126,894,941) $  (41,591,607)  $ (277,206,842) $ (158,586,873) $ (266,099,812)


                                                                             PORTFOLIOS (CONTINUED)
                                                 ---------------------------------------------------------------------------------
                                                   High Yield        Stock           Equity          Natural
                                                       Bond           Index           Income         Resources         Global
                                                 --------------  --------------   --------------  --------------  ----------------
           Purchases...........................  $   19,310,659  $   23,010,668   $    8,624,608  $      785,582  $    4,508,243
           Sales...............................  $  (46,608,792) $  (91,729,024)  $ (153,099,467) $  (35,376,210) $  (65,299,197)


                                                             PORTFOLIOS (CONTINUED)
                                                 -------------------------------------------------
                                                                                      Small
                                                   Government      Prudential     Capitalization
                                                      Income         Jennison         Stock
                                                 --------------  --------------   ----------------
           Purchases...........................  $    7,186,717  $   66,225,607   $   23,799,554
           Sales...............................  $  (41,101,010) $  (20,154,268)  $  (24,302,397)




                                      A15

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Prudential Individual Variable Contract Account at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP
New York, New York
March 19, 1999

                                      A16

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

                DETERMINATION OF ACCUMULATION UNIT VALUES AND
                  OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY

                                   PAYMENTS

A. ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for expense risks and mortality risks. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

When a contractowner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but not under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are then converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contractowner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVA-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVA-83 contract, is modified. See item 4 under Differences Under the WVA-83 Contract in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVA-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 5 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subaccount but will not increase ??the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contractowners, because it produces a better balance between early and later variable annuity payments.

                     INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

















                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               751 BROAD STREET
                        NEWARK, NEW JERSEY 07102-3777
                         TELEPHONE: (888) PRU - 2888

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 1998; the Statements of Operations for the year ended December 31, 1998; the Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and Subsidiaries, consisting of the Consolidated Statements of Financial Position as of December 31, 1998 and 1997; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b)  EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 6)

(2)  Agreements for custody of securities and similar investments--Not
     Applicable

(3)  (a)   Distribution Agreement between Pruco Securities Corporation
           (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 6)

     (b) Proposed form of Selected Broker Agreement between Pruco Securities Corporation and brokers with respect to sale of the Contracts. (Note 6)

(4)  (a)   Individual Variable Annuity Contract (Form WVA-83). (Note 1)

     (b) Special Page One to the Contract (Form WVA-83) for N.Y. State issues. (Note 1)

     (c) Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 1)

     (d) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 1)

     (e) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 1)

     (f) Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 1)

     (g) Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 1)

     (h) Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. (Note 1)

     (i) Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 1)

     (j) Endorsement COMB 84889-83 to the Contract (Form WVA -83) for use in the District of Columbia and in all states except New York. (Note 1)

     (k) Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 1)

     (l)   Individual Variable Annuity Contract (Form VIP-84). (Note 1)

     (m)   Special Page One to the Contract (Form VIP-84) (Note 1)

     (n) Special Page Nineteen to the Contract (Form VIP-84) for use in N.Y. issues. (Note 1)

     (o) Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 1)

     (p) Special Page Seven to the Contract Form VIP-84) for use in Oklahoma issues. (Note 1)

     (q) Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 1)

     (r) Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 1)

     (s) Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 1)

     (t) Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 1)

     (u) Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 1)

     (v)   Individual Variable Annuity Contract (Form VIP-86). (Note1)

     (w)   Individual Variable Annuity Contract (Form VIP-86) revised. (Note 6)

     (x) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 1)

     (y) Special Jacket VIP-86 Y to the VIP-86 Contract for use in New York issues. (Note 1)

     (z) Special Contract Data Page 3 (VIP-86) (MIN) to the VIP-86 Contract for use in Minnesota issues. (Note 1)

     (aa) Special Page 7 (VIP-86) Y to the VIP-86 Contract for use in New York issues. (Note 1)

     (bb) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 1)

     (cc) Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 1)

     (dd) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 1)

     (ee) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issue. (Note 1)

     (ff) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 1)

     (gg) Special Page 11 (VIP-86) (Y) to the VIP-86 Contract for use in New York issues. (Note 1)

     (hh) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 1)

     (ii) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 1)

     (jj) Special Page 12 (VIP-86) (Y) to the VIP-86 Contract for use in New York issue. (Note 1)

     (kk) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 1)

     (ll) Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 1)

     (mm) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 1)

     (nn) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 1)

     (oo) Special Back Jacket Page 18 (VIP-86) (Y) to the VIP-86 Contract for use in New York issues. (Note 1)

     (pp) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 1)

     (qq) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 1)

     (rr) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 1)

     (ss) Special Blank Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 1)

     (tt) Special Bank Page 17 VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 1)

     (uu) Special Back Jacket Page 18 VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 1)

     (vv) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 1)

     (ww) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 1)

     (xx) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 1)

     (yy)  Endorsement PLI 288-88 to the VIP-86 Contract. (Note 1)

     (zz) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 1)

     (aaa) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 1)

     (bbb) Spousal Continuance Rider ORD 89011-93 to the VIP contract (at issue). (Note 2)

     (ccc) Endorsement altering the Assignment provision ORD 83922-95. (Note 3)

(5)  Application for Individual Variable Annuity Contract:

     (a) Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 1)

     (b) Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 1)

     (c) Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. (Note 1)

     (d) Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 1)

     (e)   Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 1)

     (f) Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 1)

     (g)   Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 1)

     (h)   Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 1)

     (i)   Application for VIP annuity contract ORD 87348-92. (Note 2)

     (j)   Supplement to the Application for a VIP contract ORD 87454-92.
           (Note 2)

(6)  (a)   Charter of The Prudential Insurance Company of America, as amended
           November 14, 1995. (Note 8)

     (b) By-Laws of The Prudential Insurance Company of America, as amended May. 12, 1998 (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or part after the date the registration statement is filed:

     (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 1)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contract owners--Not Applicable

(13) Schedule of Performance Computations. (Note 1)

(14) Powers of Attorney.

     (a)   F. Agnew, F. Becker, M. Berkowitz, R. Carbone, J. Cullen, C. Davis,
           R. Enrico, A. Gilmour, W. Gray, J. Hanson, G. Hiner, C. G. Kelley, Horner, B. Malkiel, A. Ryan, I. Schmertz, C. Sitter, D. Staheli, R. Thomson, J. Unruh, P. Vagelos, S. Van Ness, P. Volcker, J. Williams. (Note 4)

     (b)   A. Piszel. (Note 7)

----------

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 19 to Form S-6, Registration No. 2-80897, filed April 28, 1994.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 20 to Form S-6, Registration No. 2-80897, filed February 27, 1995.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20083, filed April 9, 1998, on behalf of The Prudential Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-64957, filed on September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed on April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 4 for Form N-4, Registration No. 333-23271, filed February 23, 1999, on behalf of The Prudential Discovery Select Group Variable Contract Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of the Prudential Variable Contract Real Property Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account statement of additional information under "Directors and Officers" which is located in Part B of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey.

Prudential may be deemed to control The Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940:
The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account (Registrant), The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, The Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, an insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, an insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.

Prudential holds all of the shares of Prudential's Gibraltar Fund, a Delaware corporation, in three of its separate accounts. Each of these separate account is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential and short descriptions of each are listed under
Item 25 of Post-Effective Amendment No .34 to the Form N-IA Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 24, 1998, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 29, 1999 there were 91,656 contractowners of non-qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) Pruco Securities Corporation also acts as principal underwriter for the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible

        Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, The Prudential Variable Appreciable Account, The Prudential Qualified Individual Variable Contract Account, the Prudential Annuity Plan Account, the Prudential Investment Plan Account, the Prudential Annuity Plan Account-2, Prudential's Gibraltar Fund, and The Prudential Series Fund, Inc.

    (b) Incorporated by Reference to item 29(b) of Post-Effective No. 13 to Form N-4, Registration No. 33-25434 filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

    (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant undertake to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or (2) a postcard or similar written communication affixed too or included in the prospectus that the applicant can remove to send for a statement of additional information.

    (c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

    (d) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which include a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 23rd day of April, 1999

     SEAL:

                            THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                            (Registrant)

     BY:                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                            (Depositor)

Attest: /s/ THOMAS C. CASTANO                *By: /s/ ESTHER H. MILNES
      -------------------------                 --------------------------------
            THOMAS C. CASTANO                         ESTHER H. MILNES
            ASSISTANT SECRETARY                       VICE PRESIDENT AND ACTUARY

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       SIGNATURE AND TITLE
       -------------------

    /s/  *                                                April 23, 1999
   -----------------------------------------
         ARTHUR F. RYAN
         CHAIRMAN OF THE BOARD, PRESIDENT,
         AND CHIEF EXECUTIVE OFFICER


    /s/  *
    ----------------------------------------
         ANTHONY S. PISZEL
         VICE PRESIDENT AND CONTROLLER
         (CHIEF ACCOUNTING OFFICER)


    /s/  *                                           *By: /s/ THOMAS C. CASTANO
    ----------------------------------------              ---------------------
         RICHARD J. CARBONE                                   THOMAS C. CASTANO
         SENIOR VICE PRESIDENT AND PRINCIPAL                  (ATTORNEY-IN-FACT)
         FINANCIAL OFFICER


    /s/  *
    ----------------------------------------
         FRANKLIN E. AGNEW
         DIRECTOR


    /s/  *
    ----------------------------------------
         FRANKLIN K. BECKER
         DIRECTOR


    /s/  *
    ----------------------------------------
         JAMES G. CULLEN
         DIRECTOR


    /s/  *
    ----------------------------------------
         CAROLYNE K. DAVIS
         DIRECTOR

    SIGNATURE AND TITLE
    -------------------

    /s/  *
    ----------------------------------------
         ROGER A. ENRICO
         DIRECTOR


    /s/  *
    ----------------------------------------
         ALLAN D. GILMOUR
         DIRECTOR                                       April 23, 1999


    /s/  *                                          By: /s/ THOMAS C. CASTANO
    ----------------------------------------            ---------------------
         WILLIAM H. GRAY, III                           THOMAS C. CASTANO
         DIRECTOR                                       (ATTORNEY-IN-FACT)


    /s/  *
    ----------------------------------------
         JON F. HANSON
         DIRECTOR


    /s/  *
    ----------------------------------------
         GLEN H. HINER, JR.
         DIRECTOR


    /s/  *
    ----------------------------------------
         CONSTANCE J. HORNER
         DIRECTOR


    /s/  *
    ----------------------------------------
         GAYNOR N. KELLEY
         DIRECTOR


    /s/  *
    ----------------------------------------
         BURTON G. MALKIEL
         DIRECTOR


    /s/  *
    ----------------------------------------
         IDA F.S. SCHMERTZ
         DIRECTOR


    /s/  *
    ----------------------------------------
         CHARLES R. SITTER
         DIRECTOR


    /s/  *
    ----------------------------------------
         DONALD L. STAHELI
         DIRECTOR


    /s/  *
    ----------------------------------------
         RICHARD M. THOMSON
         DIRECTOR


    /s/  *
    ----------------------------------------
         JAMES A. UNRUH
         DIRECTOR

    SIGNATURE AND TITLE
    -------------------

         /s/                                        *         April 23, 1999
    ----------------------------------------
         ROY VAGELOS, M.D.
         DIRECTOR


    /s/  *
    ----------------------------------------
         STANLEY C. VAN NESS
         DIRECTOR


    /s/  *
    ----------------------------------------
         PAUL A. VOLCKER
         DIRECTOR


    /s/  *                                           *By: /s/ THOMAS C. CASTANO
    ----------------------------------------              ----------------------
         JOSEPH H. WILLIAMS                                   THOMAS C. CASTANO
         DIRECTOR                                             (ATTORNEY-IN-FACT)

                                  EXHIBIT INDEX

(4)(a) through (aaa)

          Individual Variable Annuity Contract (Form WVA-83) with
          Endorsements and Special Pages

(5)(a) through (h)

          Application for Individual Variable Annuity Contracts (all Forms)

(8)(a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered

(10) Written consent of PricewaterhouseCoopers LLP, independent accountants

(13)      Schedule of Performance Computations